ABERDEEN FUNDS

Aberdeen Global Equity Fund

Supplement to the Aberdeen Funds Statutory Prospectus dated February 28, 2011, as supplemented

The Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements of the Aberdeen Global Equity Fund were reduced following the closing of the reorganization of Aberdeen Global Financial Services Fund into Aberdeen Global Equity Fund on December 19, 2011.

The following replaces the chart and footnote reflecting Shareholder Fees and Annual Fund Operating Expenses for Aberdeen Global Equity Fund on Page 37:

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.68%	0.64%	0.64%	0.64%	0.64%
Total Annual Fund Operating Expenses	1.83%	2.54%	2.04%	1.54%	1.54%
Less: Amount of Fee Limitations/Expense Reimbursements(1)	0.35%	0.35%	0.35%	0.35%	0.35%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(2)	1.48%	2.19%	1.69%	1.19%	1.19%

(1)                    Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.19% for all Classes of the Fund at least through February 27, 2013 (the 1.19% limit was effective December 19, 2011 and prior to December 19, 2011 the limit was 1.32%). This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013.

(2)                    The Fund’s Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements have been restated to reflect the lower expense limit that went into effect on December 19, 2011 following the reorganization of the Aberdeen Global Financial Services Fund into the Fund.

The following chart replaces the chart in the Example of the cost of investing in the Aberdeen Global Equity Fund on pages 37-38:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$717	$1,085	$1,478	$2,572
Class C shares	$325	$757	$1,319	$2,849
Class R shares	$172	$606	$1,066	$2,341
Institutional Class shares	$121	$452	$806	$1,805
Institutional Service Class shares	$121	$452	$806	$1,805

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$222	$757	$1,319	$2,849

Please keep this Supplement for future reference.

This Supplement is dated January 30, 2012.